[IMAGE OF L. ROY PAPP]





                         PAPP AMERICA-ABROAD FUND, INC.
                                 A NO-LOAD FUND



                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002






                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   602-956-1115
                                                   800-421-4004
                                                   E-mail: invest@roypapp.com
                                                   Web: http://www.roypapp.com

                         PAPP AMERICA-ABROAD FUND, INC.


Dear Fellow Shareholder:

For the first time in a number of years, the World Index did better than the Standard & Poor's 500 Stock Index and our Fund during the first half of 2002. At June 30 the World Index was down 9.54% while the S & P 500 was down 13.16% and our Fund was down 16.26%.

We have been confident that business conditions will improve. The rapid actions by the Federal Reserve to reduce interest rates, coupled with enhanced inventory controls and other technological advances, augur well for the overall economy. In my Annual Report to you I said: "Absent any nuclear escalation of the Pakistan-India conflict, our economy should show unmistakable improvement during the first quarter of 2002 and this improvement should intensify as the year progresses." While I remain concerned about the Pakistan-India situation, the overall economy appears to be following this pattern. I am also concerned that a confrontation with Iraq could surface very quickly.

As you know, our America-Abroad Fund was designed to own multi-national, mostly American, companies. Why American? Because of our leadership in those areas in which we expect the greatest future growth, that is, electronic and medical technology. Without question Intel and Microsoft continue to provide us with tremendous technological advances and have done so at ever lower costs which has provided a deflationary factor never seen before. Productivity improvements in the U.S. have helped American companies become the most efficient or "low cost producers" in most industries. In medical technology, companies like Johnson & Johnson, Eli Lilly, Merck, and Pfizer spend huge amounts of money on research and development to keep in the forefront of product innovation.

Of equal importance in our research process is a desire to understand the company under review and to make as certain as possible that it is a quality company with understandable finances. For this reason we have been able to avoid a number of financial scandals including, among others, Enron, Global Crossing, and WorldCom. We firmly believe the truly quality companies will eventually recover from market declines and provide a superior return while those stocks employing questionable financial and bookkeeping techniques may fall and never be seen again.

We also believe that our nation and the developed world at large will successfully address the terrorist situation which adversely affects all of us. We will successfully enact new laws designed to eliminate the most blatant of corporate excesses. And we will again see stock prices which reflect the state of the economy and corporate earnings. For these reasons we will continue to buy and hold good quality growth stocks whose future prospects are bright.

                                                           Best regards,



                                                           L. Roy Papp, Chairman
                                                           July 15, 2002


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

                                                                                 Number         Fair
Common Stocks                                                                   of Shares       Value
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (23.6%)
   American International Group
      (Major international insurance holding company)                             63,500       $ 4,332,605
   General Electric Company
      (Diversified financial and industrial company)                             130,000         3,776,500
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                211,000         9,431,700
                                                                                               -----------
                                                                                                17,540,805
                                                                                               -----------

PHARMACEUTICAL (16.0%)
   Eli Lilly & Company
      (Prescription pharmaceuticals)                                              47,000         2,650,800
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                             147,000         7,444,080
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                              53,000         1,855,000
                                                                                               -----------
                                                                                                11,949,880
                                                                                               -----------

INDUSTRIAL SERVICES (14.2%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                     140,600         4,662,296
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                           178,000         4,407,280
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                            14,000           641,200
   WPP Group PLC
      (Worldwide advertising agencies)                                            19,895           876,992
                                                                                               -----------
                                                                                                10,587,768
                                                                                               -----------

SOFTWARE (11.3%)
    Microsoft Corporation*
       (Personal computer software)                                              155,000         8,388,600
                                                                                               -----------

SEMICONDUCTORS & EQUIPMENT (11.1%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer of semiconductor
        manufacturing systems)                                                   118,000         2,244,360
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
        and memory chips)                                                        328,000         5,992,560
                                                                                               -----------
                                                                                                 8,236,920
                                                                                               -----------
   * Non-income producing security
    The accompanying notes are an integral part of this financial statement.


                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
                                                                                 Number         Fair
Common Stocks (continued)                                                       of Shares       Value
----------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT (9.9%)
   American Power Conversion *
      (Producer of uninterruptible power supply products)                         28,000       $   353,640
   Emerson Electric Company
      (Manufacturer of electrical and electronic products and systems)             5,000           267,550
   Molex, Inc.
      (Supplier of interconnection products)                                     245,250         6,727,208
                                                                                               -----------
                                                                                                 7,348,398
                                                                                               -----------

MEDICAL PRODUCTS (9.8%)
   Johnson & Johnson
      (Healthcare products)                                                      121,000         6,323,460
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                            23,000           985,550
                                                                                               -----------
                                                                                                 7,309,010
                                                                                               -----------

RESTAURANTS (2.6%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                      68,000         1,934,600
                                                                                               -----------

COMPUTER EQUIPMENT (0.5%)
   Hewlett-Packard Company
     (Manufacturer of printers, computers, and supplies)                          25,000           382,000
                                                                                               -----------

OIL EXPLORATION AND PRODUCTION (0.4%)
   Royal Dutch Petroleum Company, PLC
     (Oil exploration and production company)                                      5,000           276,350


TOTAL COMMON STOCKS  99.4%                                                                      73,954,331
CASH AND OTHER ASSETS, LESS LIABILITIES 0.6%                                                       523,716
                                                                                               -----------

NET ASSETS - 100%                                                                              $74,478,046
                                                                                               ===========

NET ASSET VALUE PER SHARE
(Based on 3,974,174 shares outstanding at June 30, 2002)                                       $     18.74
                                                                                               ===========



    * Non-income producing security
    The accompanying notes are an integral part of this financial statement.



                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                     ASSETS

Investment in securities at fair value (original
  cost $54,741,760 at June 30, 2002) (Note 1)                                                  $73,954,331
Cash                                                                                               210,578
Dividends and interest receivable                                                                  118,583
Receivables for securities sold                                                                    258,235
                                                                                               -----------
               Total assets                                                                    $74,541,727
                                                                                               ===========


                                  LIABILITIES

Other accrued expenses                                                                         $    10,327
Accrued management fee                                                                              53,354
                                                                                               -----------
                                                                                               $    63,681
                                                                                               ===========

                                   NET ASSETS

Paid-in capital                                                                                $54,040,272
Accumulated undistributed net investment loss                                                   (2,428,330)
Accumulated undistributed net realized gain on investments sold                                  3,653,533
Net unrealized appreciation on investments                                                      19,212,571
                                                                                               -----------
  Net assets applicable to Fund shares outstanding                                             $74,478,046
                                                                                               ===========



Fund shares outstanding                                                                          3,974,174
                                                                                               ===========


Net Asset Value Per Share                                                                      $     18.74
                                                                                               ===========



    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                                                   $   400,977
   Interest                                                                                          1,715
   Foreign taxes withheld                                                                             (542)
                                                                                               -----------

            Total investment income                                                                402,150
                                                                                               -----------

EXPENSES:
   Management fee (Note 3)                                                                         450,762
   Printing and postage fees                                                                        18,761
   Filing fees                                                                                      13,779
   Auditing fees                                                                                    13,518
   Transfer agent fees (Note 3)                                                                      9,761
   Legal fees                                                                                        7,971
   Custodial fees                                                                                    7,002
   Directors' attendance fees                                                                        4,000
   Other fees                                                                                       11,627
                                                                                               -----------

            Total expenses                                                                         537,181
                                                                                               -----------

   Net investment loss                                                                            (135,031)
                                                                                               -----------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Proceeds from sales of securities                                                            14,747,320
   Cost of securities sold                                                                      11,097,720
                                                                                               -----------
   Net realized gain on investments sold                                                         3,649,600

   Net change in unrealized
      appreciation on investments                                                              (18,359,384)
                                                                                               -----------

   Net realized and unrealized
      loss on investments                                                                      (14,709,784)
                                                                                               -----------

DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                                                   $(14,844,815)
                                                                                               ===========

    The accompanying notes are an integral part of this financial statement.



                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND
                        THE YEAR ENDED DECEMBER 31, 2001
                                  (UNAUDITED)
                                                                                  2002              2001
                                                                             -----------       -----------
FROM OPERATIONS:
   Net investment loss                                                       $  (135,031)      $   (331,210)
   Net realized gain on investments sold                                       3,649,600          5,045,826
   Net change in unrealized appreciation on investments                      (18,359,384)       (29,871,027)
                                                                             -----------       ------------
         Decrease in net assets resulting
          from operations                                                    (14,844,815)       (25,156,411)
                                                                             -----------       ------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold - prior year                        -           (186,369)
   Net realized gain on investment securities sold                                     -         (5,041,893)
                                                                             -----------       ------------
          Decrease in net assets resulting from
          distributions to shareholders                                                -         (5,228,262)
                                                                             -----------       ------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                2,775,944          8,356,808
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain
     on investment securities sold                                                     -          4,728,423
   Payments for redemption of shares                                         (12,767,928)       (52,001,938)
                                                                             -----------       ------------


          Decrease in net assets resulting
          from shareholder transactions                                       (9,991,984)       (38,916,707)
                                                                             -----------       ------------


Total decrease in net assets                                                 (24,836,799)       (69,301,380)


Net assets at beginning of the period                                         99,314,845        168,616,225
                                                                             -----------       ------------


Net assets at end of period                                                  $74,478,046       $ 99,314,845
                                                                             ===========       ============


   The accompanying notes are an integral part of these financial statements.


                                       7


                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)



(1)      SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.


(2)      DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 27, 2001, a distribution was declared from net realized long-term capital gains of approximately $1.00 a share aggregating $5,228,262. The distribution was paid on July 6, 2001, to shareholders of record on July 2, 2001.

There were no significant differences between the book basis and tax basis of distributions for the year ended December 31, 2001.


(3)      TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $9,761 and $24,025 in 2002 and 2001, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $900 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.


(4)      PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 2002 and year ended December 31, 2001, investment transactions excluding short-term investments were as follows:

                                                    2002                  2001
                                                 ----------           ----------
Purchases, at cost                              $         -          $ 4,770,455
Sales                                           $14,747,320          $44,021,361

(5)      CAPITAL SHARE TRANSACTIONS:

At June 30, 2002, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds               Shares
                                               ------------          ----------
    Six months ended June 30, 2002
    Shares issued                              $  2,775,944             125,026
    Distributions reinvested                              -                   -
    Shares redeemed                             (12,767,928)           (587,766)
                                               ------------          ----------
       Net decrease                            $ (9,991,984)           (462,740)
                                               ============          ==========

    Year ended December 31, 2001
    Shares issued                              $  8,356,808             335,552
    Distributions reinvested                      4,728,423             201,045
    Shares redeemed                             (52,001,938)         (2,175,228)
                                               ------------          ----------
       Net decrease                            $(38,916,707)         (1,638,631)
                                               ============          ==========



(6)      UNREALIZED APPRECIATION:

For the six months ended June 30, 2002 and year ended December 31, 2001 unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:


                                                    2002                2001
                                                -----------        ------------
    Fair value                                  $73,954,331        $103,411,308
    Original cost                               (54,741,760)        (65,839,352)
                                                -----------        ------------
       Net unrealized appreciation              $19,212,571        $ 37,571,956
                                                ===========        ============


As of June 30, 2002, gross unrealized gains on investments in which fair value exceeded cost totaled $20,648,102 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,435,531.

As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $38,063,152 and gross unrealized losses on investments in which cost exceeded fair value totaled $491,196.

(7)      SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the average of the daily net assets of the Fund.


                                          Six Months
                                             Ended                          Year Ended December 31,
                                        June 30, 2002         2001          2000          1999          1998            1997
                                        -------------  -----------  ------------  ------------  ------------    ------------
Net asset value, beginning
   of period                              $     22.38  $     27.75  $      35.25  $      32.13  $      25.98    $      20.11
Income from operations:
   Net investment (loss)/income                 (0.09)       (0.18)        (0.22)        (0.23)        (0.05)           0.01
   Net realized and unrealized
     (loss)/gain on investments                 (3.55)       (4.19)        (2.19)         4.74          6.24            6.00
                                          -----------  -----------  ------------  ------------  ------------    ------------

         Total from operations                  (3.64)       (4.37)        (2.41)         4.51          6.19            6.01

Less distributions:
   Dividend from net
    investment income                               -            -             -             -             -           (0.01)
Distribution of net realized
    gain                                            -        (1.00)        (5.09)        (1.39)        (0.04)          (0.13)
                                          -----------  -----------  ------------  ------------  ------------    ------------

         Total distributions                        -        (1.00)        (5.09)        (1.39)        (0.04)          (0.14)
                                          -----------  -----------  ------------  ------------  ------------    ------------

Net asset value, end of period            $     18.74  $     22.38  $      27.75  $      35.25  $      32.13    $      25.98
                                          ===========  ===========  ============  ============  ============    ============


         Total return                         -16.26%      -15.92%        -8.62%        14.01%        23.83%          29.92%
                                          ===========  ===========  ============  ============  ============    ============

Ratios/Supplemental Data:
   Net assets, end of period              $74,478,046  $99,314,845  $168,616,225  $242,610,345  $342,814,636    $288,249,294
   Expenses to average net
      assets                                   1.19%*        1.11%         1.08%         1.07%         1.08%           1.11%
    Investment income to
      average net assets                       0.88%*        0.84%         0.57%         0.61%         0.82%           1.24%
   Portfolio turnover rate                     0.00%*        3.76%        10.78%         5.47%        24.97%           4.71%

*Annualized

                                       11


                         PAPP AMERICA-ABROAD FUND, INC.

                                    DIRECTORS

      James K. Ballinger                               L. Roy Papp
      Amy S. Clague                                    Rosellen C. Papp
      Robert L. Mueller                                Bruce C. Williams
      Harry A. Papp

                                    OFFICERS
      Chairman - L. Roy Papp                           President - Harry A. Papp

                                 VICE PRESIDENTS
      Russell A. Biehl                                 Julie A. Hein
      Victoria S. Cavallero                            Robert L. Mueller
      George D. Clark, Jr.                             Rosellen C. Papp
      Jane E. Couperus                                 John L. Stull
      Jeffrey N. Edwards                               Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               INVESTMENT ADVISER
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                            Telephone: (602) 956-1115
                       Web address: http//www.roypapp.com
                        Email address: invest@roypapp.com

                                    CUSTODIAN
                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             Deloitte & Touche, LLP
                       2901 N. Central Avenue, Suite 1200
                                Phoenix, AZ 85012

                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.


                                       12